Exhibit 32.2

CERTIFICATION

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the Quarterly Report of OSI Systems, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anuj Wadhawan, Chief Financial Officer of the Company, certify, pursuant to 18, U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods presented in this Report.

Date: May 10, 2005

/s/ Anuj Wadhawan
Anuj Wadhawan
Chief Financial Officer

A signed original of this written statement required by section 906 of the Sarbanes-Oxley Act of 2002 has been provided to OSI Systems, Inc. and will be retained by OSI Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.